UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 21, 2011

MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32434	37-1149138
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

200 North 33rd Street, Quincy, Illinois 62301
 (Address of Principal Executive Offices) (Zip Code)

  (217) 223-7300
Registrant's Telephone Number, Including Area Code

   Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01  Other Events

  In a press release dated April 21, 2011, Mercantile Bancorp, Inc. (the “Company”)  announced it has merged its majority-owned subsidiary, Mid-America Bancorp, Inc., into the Company. Prior to the merger, Mid-America was the sole shareholder of Heartland Bank, headquartered in Leawood, Kansas.

 The Company also announced that its audited consolidated financial statements for the year ended December 31, 2010, included in its Annual Report on Form 10-K which was filed with the Securities and Exchange Commission on April 15, 2011, contained a report from its independent registered public accounting firm that expressed an unqualified opinion but included a going concern disclosure.

 The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Exhibits

            (d)  Exhibits:

                   Exhibit
                  Number                Description

  99.1                      Press Release issued by Mercantile Bancorp, Inc. dated April 21, 2011

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.

By:	/s/ Ted T. Awerkamp
Name:	Ted T. Awerkamp
Title:	President and Chief Executive Officer

Date: April 21, 2011

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